Exhibit 10.13.2

APPLE INC.

STATEMENT OF WORK

UNDER THE

MASTER DEVELOPMENT AND SUPPLY AGREEMENT

[*****]

[*****] SOW

THIS STATEMENT OF WORK (the “SOW”), dated December 19, 2008, is entered into by and among Apple Inc., a California corporation having its principal place of business at 1 Infinite Loop, Cupertino, California 95014, Apple Sales International, an Irish Corporation having its principal place of business at Holly Hill Industrial Estate, Cork City, Ireland, (collectively “Apple” or “Licensee”), and Audience, Inc., a California corporation, having its principal place of business at 1330 Villa Street, Mountain View, CA 94041 (“Company” or “Supplier”), effective as of the last date of Apple’s signature below (the “Effective Date”).

PURPOSE

The parties have previously entered into that certain Master Development and Supply Agreement [*****], effective as of August 6, 2008 (the “Agreement”) and Statement of Work – [*****] under the MDSA, effective as of August 6, 2008 for the development and supply by Company to Licensee of a digital audio integrated circuit referred to as [*****]”). The parties now desire to add this SOW to the Agreement to set forth terms and conditions specific to the licensing by Company of the [*****] digital audio integrated circuit IP blocks and related software and tools, for the purpose of designing and manufacturing customized [*****] for inclusion in Licensee-branded products on the terms described in this SOW.

AGREEMENT

The terms and conditions of the Agreement are incorporated herein by reference. To the extent the terms and conditions of this SOW conflict with the Agreement, and any statement of work under the Agreement signed by the parties as of the Effective Date, this SOW will govern with respect to the licenses granted and deliverables specified herein. Capitalized terms used herein, but not defined in this SOW will have the meanings set forth in the Agreement.

1. Definitions

“Algorithm Software” means [*****] files in [*****] for the [*****] that are reasonably necessary to run the Licensed Digital IP Blocks with the functionality and performance set forth in the [*****].

“Audio Characterization Deliverables” means all audio characterization and [*****] tools in [*****] format that are necessary to [*****] the Licensed Digital IP Block(s) and Licensed Software.

“Company Intellectual Property Rights” means the Intellectual Property Rights owned by the Company or that the Company has a right to grant [*****] to third parties;

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

“Digital IP Block Deliverables” means all Licensed Digital IP Block design [*****] code; test benches and supporting [*****] and scripts, including [*****] constraints, [*****] scripts, [*****] environment and vectors; formal [*****]; high level models; [*****] controllers; [*****] models; [*****] models; [*****] test vectors, [*****] drawing, [*****] diagrams, [*****] test programs and hardware documentation; tools required to compile any [*****]; and all other Company tools that are reasonably necessary to develop [*****] using the [*****] all of the foregoing in [*****] and [*****] formats unless the [*****] and tools are owned by [*****] that will [*****] the right [*****] the [*****] to Licensee and any Updates and Upgrades to the foregoing; for the avoidance of doubt, [*****] is not included in the Digital IP Block Deliverables;

“Distributable Software” shall mean the Algorithm Software which runs on the Licensed Digital IP Block;

“Documentation” means the documentation in hard copy and electronic format containing instructions, specifications, schematics, drawings, reports, or other descriptions in connection with the Licensed Deliverables supplied by Company in conjunction with the Licensed Deliverables;

“Error” means mistake, problem, or defect which causes either an incorrect functioning of Licensed Deliverables or an incorrect or incomplete statement or diagram in Licensed Deliverables, if such mistake, problem or defect, as manifested in the [*****]: (i) renders Licensed Deliverables inoperative, (ii) causes Licensed Deliverables to fail to meet the specifications thereof or to operate in a manner consistent with its intended purpose, (iii) causes incorrect results, or (iv) causes incorrect functions to occur,

“Licensed Chip(s)” any integrated circuit designed and/or manufactured by or for Licensee that contains the Licensed Deliverables;

“Licensed Digital IP Block” shall mean the processor integrated circuit block of the [*****] and any Updates thereto;

“Licensed Deliverables” any combination of the Licensed Digital IP Block, Digital IP Block Deliverables, Licensed Software, Software Deliverables, Distributable Software, Processor Interface Specification and Documentation, including any Updates and Upgrades thereto, that are required to be delivered by Company pursuant to this SOW.

“Licensee Products” shall mean Licensee-branded hardware end-user products sold to third parties and for which Licensee earns revenue, other than licensing and/or royalty revenue;

“Licensed Software” shall mean all operating software and software drivers in [*****] necessary for controlling the functionality of Licensed Digital IP Block, excluding any [*****] that is owned by [*****] that will [*****] the right [*****] such [*****] to Licensee, provided that in the case [*****] is [*****] from delivering any such [*****], the [*****] shall deliver [*****] to the extent deliverable under the terms of [*****] agreements with such [*****].

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

“Processor Interface Specification” shall mean a description and logical timing diagrams for all of the interfaces to the processor including [*****] interface, [*****] interface, [*****] interface, [*****] interface, [*****] interface, interrupts, [*****] interface, resets and clocks.

“Reference Platform” shall mean the [*****] board with a selected [*****] and operating environment used by Company to develop and test Licensed Deliverables.

“Shipped” shall mean a Licensed Chip shall be deemed “Shipped” when a Licensee Product that incorporates a Licensed Chip is delivered by Licensee to [*****], net of any units of Licensee Products that are returned under warranty;

“Software Deliverables” shall mean (i) the Licensed Software, (ii) Algorithm Software, (iii) Audio Characterization Deliverables; and (iv) any Updates and Upgrades thereto;

“Updates” shall mean technology provided by Company to correct any Error;

“Upgrades” shall mean a change to the Licensed Deliverables to improve the performance of existing features and functionality of such deliverables in excess of the requirements set forth in the initial [*****] PRD.

For the avoidance of doubt, Licensed Deliverables are “Development Deliverables” as such term is used in the Agreement.

2. Company Licenses

2.1    Licensed Digital IP Block. As of the applicable delivery date and notwithstanding anything to the contrary in the Agreement or any statement of work under the Agreement signed by the parties as of the Effective Date, subject to the terms and conditions of this SOW, Company hereby grants to Licensee, under Company Intellectual Property Rights:

(a)     a non-exclusive, worldwide, non-transferable, irrevocable right and license, without the right to sublicense, to use, copy, modify, and create derivative works of the [*****], and [*****]; where such modifications and derivatives are limited to [*****] and [*****] of the [*****] and [*****] Deliverables in Licensee Products;

(b)    a non-exclusive, royalty-bearing, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to make and have made Licensed Chips; and

(c)    a non-exclusive, royalty-bearing, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to sell, have sold, import, have imported, distribute and have distributed Licensed Digital IP Block(s), Digital IP Block(s) Deliverables, [*****] as embedded in Licensed Chips for use [*****] in Licensee Products.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

2.2     Software Licenses. As of the applicable delivery date and notwithstanding anything to the contrary in the Agreement or any statement of work under the Agreement signed by the parties as of the Effective Date, subject to the terms and conditions of this SOW, Company hereby grants to Licensee, under Company Intellectual Property Rights:

(a)    a non-exclusive, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to use, copy, modify, display, execute, compile and create derivative works of the Licensed Software;

(b)    a non-exclusive, worldwide, non-transferable, perpetual, irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to use, display, and execute the Audio Characterization Tools; and

(c)    a non-exclusive, royalty-bearing, worldwide, perpetual, non-transferable, perpetual irrevocable (subject to Section 10.2) right and license, without the right to sublicense, to use, to compile, to execute, to distribute and have distributed Distributable Software solely in combination with the Licensed Chip for use solely in Licensee Products.

For the avoidance of doubt, Distributable Software shall only be executable on [*****] or systems that incorporate a Licensed Chip.

2.3    Licensed Documentation. As of the applicable delivery date and notwithstanding anything to the contrary in the Agreement or any statement of work under the Agreement signed by the parties as of the Effective Date, subject to the terms and conditions of this SOW, Company hereby grants to Licensee, under Company Intellectual Property Rights, a non-exclusive, worldwide, perpetual, non-transferable, irrevocable right and license, without the right to sublicense, to use and copy the Documentation.

2.4    Restrictions. The licenses set forth in Section 2.1 and Section 2.1(c) shall be subject to the following restrictions:

(a)    Any Distributable Software that Licensee is permitted to distribute under this SOW shall be distributed on the same terms Licensee distributes its own software;

(b)    No license is hereby granted by Company to practice any Intellectual Property Rights independent of the Licensed Deliverables; and

(c)    Licensee shall not use or procure others to use any Licensed Deliverables: (i) for the purposes of determining if any features, functions or processes provided by the Licensed Deliverables are [*****] by Licensee; or (ii) for developing technology or products that [*****] of [*****] licensed hereunder; or (iii) as a reference for [*****] or creating any [*****].

2.5    Third Party IP. The licenses granted in Section 2.1, Section2.1(c), and Section 2.3 shall be subject to the rights of the third parties set forth in Attachment 2 (“Third Party IP”). Company shall be solely responsible for obtaining, [*****], all permissions and licenses necessary for Licensee to use such Third Party IP under the terms of Company and such third party’s agreements and Company shall provide Licensee written evidence thereof.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

3. Intellectual Property

3.1	Ownership.

(a)     Licensed Deliverables. The Licensed Deliverables is [*****] is used in the Agreement. As [*****] the parties, [*****] all right, title and interest in the Licensed Deliverables originally delivered to [*****] and any Upgrades and Updates thereto.

(b)     Derivative Works. Any modifications or derivative works created by or for [*****] from the Licensed Deliverables, either pursuant to the terms of this SOW or a separate agreement between the parties, are [*****] is used in the Agreement. As [*****] the parties, [*****] all right, title and interest in any such derivative works, [*****] the Licensed Deliverables from which derivative works are created, and [*****] to disclose any such derivative works [*****].

3.2     Exclusivity. Notwithstanding anything to the contrary set forth in Section 10.3(e) of the Agreement, the Exclusivity Period for the [*****] as accepted hereunder shall be [*****], provided such Exclusivity Period shall terminate if Licensee ceases development of all of Licensee Product using the [*****] and such cessation by Apple is not due to (a) Company’s failure to materially comply with the development and delivery schedule for the Licensed Deliverables set forth on Attachment 1, or (b) Supplier’s or its successor in interest upon a Change of Control of Supplier material breach of the Agreement. If Apple ceases development of all Licensee Products using the [*****] and such cessation by Apple is due to any of the reasons set forth in clauses (a)-(b) above, and Supplier subsequently market, sell or otherwise licenses the [*****] to a third party after termination of the Exclusivity Period for the [*****], Supplier will return [*****] as of the date of such cessation [*****] days of the initial sale or license of such [*****] to a third party. If Apple ceases development of Licensee Products using [*****] for any other reasons not including termination for Cause, Company shall have no obligation to [*****].

4. Delivery and Roadmap Reviews

4.1	Licensed Deliverables.

(a)     Delivery. Company shall deliver to Licensee the Licensed Deliverables in accordance with the delivery dates and features, functions and specifications specified in Attachment 1. Failure to use commercially reasonable efforts to deliver the Licensed Deliverables in accordance with such specified delivery dates and the specified features, functions and specifications set forth in Attachment 1 shall be deemed a [*****] of the Agreement.

(b)     Acceptance. Payment of [*****] will not be deemed acceptance of Licensed Deliverables, but rather Licensed Deliverables delivered will be subject to inspection, test and rejection by the Licensee. Licensee, at its discretion, may test such Licensed Deliverables at the Company, Licensee or a third party

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

designated by Licensee. Licensed Deliverables that are not rejected within [*****] days of delivery shall be deemed accepted. Licensee may reject any Licensed Deliverables delivered that do not comply with functionality and performance described in any Documentation or the terms of this SOW. Pursuant to Licensee’s written instructions, Company will promptly correct or replace such items.

4.2     Third Party IP. To the extent Company is authorized to sublicense any Third Party IP to Licensee, then upon Licensee’s request, Company shall deliver to Licensee such Third Party IP to Licensee [*****] the payment by Licensee of any applicable sublicense fees pursuant to Section 6.3 below.

4.3     Roadmap Reviews. The parties shall use reasonable efforts to meet face-to-face at least once every [*****] months to enable; (i) the parties to discuss any issues relating to this SOW and the parties’ relationship; (ii) Company to present updates to its product roadmap and (iii) evaluate opportunities new products or technical collaboration.

5. Support and Maintenance; Third Party Contractors

5.1     Basic Support and Maintenance. Subject to payment by Licensee of Company’s then current support and maintenance fees set forth in Attachment 3 Company shall provide to Licensee the following support and maintenance for Licensee and up to [*****] unique third party contractors, unless mutually agreed to by the parties:

(a)     Technical questions with regards to the Licensed Deliverables (in [*****] through the receipt of [*****] software) in Licensee Products including verification, testing, Updates and Upgrades;

(b)     During the term of this SOW and in accordance with the Response Table set forth in Attachment 4, Company shall provided technical support by telephone, e-mail and on-site consultation about the operation and application of Licensed Deliverables reasonably required by Licensee to (i) resolve any Errors and (ii) use, design and integrate Licensed Deliverables in Licensee Products; and

(c)     Company shall deliver Updates to Licensee in accordance with the Response Table set forth in Attachment 5 as soon as reasonably possible after such Update is complete and within the same timeframe that the Update is made available by Company to any other customer.

Support shall be provided by Company in a reasonably timely manner, by engineers who have domain expertise with respect to the applicable Licensed Deliverables.

5.2     [*****] Services. If Licensee requests additional support with respect to the Licensed Deliverables, and subject to available resources, Licensee and Company shall negotiate an agreement in good faith setting forth the terms of such support and Company will use all reasonable efforts to provide such additional support at a rate not to exceed:

(a)	$[*****] USD per man-day for a field application or support engineer.

(b)	$[*****] USD per man-day for an algorithm or platform engineer.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

5.3     Third Party Contractors. Subject to prior written notice to Company, Licensee may disclose and allow its third party contractors access and use of the Licensed Deliverables only on Licensee’s behalf for the purpose of exercising the licenses and rights granted to Licensee under Section 2.1 and Section 2.1(c) above. Licensee shall ensure that such third party contractors are bound by written confidentiality agreements at least as protective of the Confidential Information of Company as the Agreement, including without limitation all license restrictions and confidentiality obligations. Third party contractors shall not have any license or right to the Licensed Deliverables except for their limited rights to use such Licensed Deliverables on behalf of Licensee as set forth in this SOW. Notwithstanding the foregoing, Licensee shall limit any disclosure to its third party contractors outside of Licensee’s facilities to the encrypted or similarly protected versions of the Licensed Deliverables, including without limitation the encrypted [*****] design [*****], compiled or synthesized [*****] or other [*****] and only the [*****] of the Licensed Software. Upon request by Apple, the parties shall negotiate in good faith the disclosure and delivery of Licensed Deliverables to third party contractors in forms other than encrypted files.

6. Fees and Royalties

6.1     License Fees; [*****]. As consideration for the licenses granted to Licensee by Company hereunder, Licensee agrees to pay Company (i) [*****] in the amounts and pursuant to the schedule set forth in Attachment 3 hereto (“[*****]”) and (ii) non-refundable license fee(s) in the amounts and pursuant to the schedule set forth in Attachment 3 hereto (“License Fees”).

6.2     Royalty. The license grant set forth in Section 2.1 Section 2.1(c) shall be subject to payment by Licensee of a royalty for each Licensee Product containing not more than one instance of Licensed Deliverables Shipped by Licensee calculated in accordance with the method set forth in Attachment 3 (“Royalty”). The Royalty will be payable quarterly within [*****] days after the end of each Licensee fiscal quarter.

6.3     Third Party Sublicense Fees. Licensee agrees to pay Company all fees that Licensee and Company agree that Company may be required to pay third parties for the right to sublicense to Licensee any Third Party IP (“Sublicense Fees”). Licensee shall pay the Sublicense Fees within [*****] days of the date of invoice therefor by Company following such agreement between the parties.

6.4     Invoicing. Company will invoice Licensee for any amounts owed for License Fees, [*****] and Royalties on or after the payment due dates set forth in Attachment 3.

6.5     Taxes. Licensee will be responsible for the payment of all export, excise, sales, use, property and other taxes based on the transactions under this SOW or all fees paid hereunder, and other than taxes imposed upon or measured by Company’s net income. All payments will be made without any withholding for any taxes required by any governmental laws.

6.6     Reports, Records and Audit Rights. Within forty-five (45) days after the end of each Licensee fiscal quarter during which Licensee Products containing Licensed Chips are Shipped, Licensee will deliver to Company a written report setting forth in reasonable detail the information necessary to determine the

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

accuracy of the calculation of the Royalty payable under Section 6.2 above, including the number of Licensee Products Shipped. Licensee shall maintain, for a period of [*****] years after the end of the year to which they pertain, complete records of the Licensee Products Shipped in order to calculate and confirm Licensee’s payment obligations hereunder. Upon reasonable prior notice, not less than [*****] days, Company will have the right, exercisable not more than [*****] every [*****] months, to appoint an independent accounting firm or other agent reasonably acceptable to Licensee, at [*****] expense, to examine such financial books, records and accounts during Licensee’s normal business hours to verify the Royalty due by Licensee to Company hereunder. In the event such audit discloses an underpayment of Royalty due hereunder, Licensee will promptly remit the amounts due to Company.

7. Limited Warranty

7.1     Deliverables Warranty. Company warrants that for a period of [*****] months from the delivery of the Final Licensed Deliverables to Licensee pursuant to Section 4.1, (i) the Licensed Deliverables will be sufficient for a competent [*****] to produce Licensed Chips; and (ii) the Licensed Digital IP Block(s) and Licensed Software will meet the functionality and performance described in any specifications set forth in this SOW and in the Documentation.

7.2     Warranty Exclusions. The above warranties do not apply (i) to the extent any Licensed Deliverables have been altered, damaged or modified by Licensee; or (ii) if any defects or problems involving the Licensed Deliverables are caused by Licensee’s negligence, hardware malfunction, improper use, neglect or other causes beyond the reasonable control of Company. Company does not warrant that Licensed Digital IP Block(s) and Licensed Software will operate other than within the [*****], including in the combinations that may be selected for use by Licensee, or will operate uninterrupted or error-free.

8. Indemnification; Limitation of Liability.

8.1     Indemnification Exceptions. This Section 8.1(a) applies to the subject mater of this SOW in lieu of Section 13.2 of the Agreement:

Exceptions. Company will have no obligation to indemnify Licensee, Licensee Affiliates, or Licensee Personnel against any claims pursuant to clause (i) in Section 13.1 of the Agreement or to perform any actions pursuant to Section 13.3 of the Agreement if and to the extent that: (a) the claim is directly attributable to the alteration or modification of the Licensed Deliverables after delivery by Company and such alteration or modification= was not specified or implemented by Company or its contractors or other agents; or (b) the infringement is directly attributable to software or hardware designed by Licensee which, if Company was responsible for implementing, could not reasonably have been implemented in a non-infringing way by Company.

8.2     LIMITATION OF LIABILITY. THE MAXIMUM AGGREGATE LIABILITY OF COMPANY TO LICENSEE UNDER SECTION 13 (INDEMNIFICATION) OF THE AGREEMENT FOR THE LICENSED DELIVERABLES DELIVERED BY COMPANY PURSUANT TO THIS SOW SHALL NOT EXCEED GREATER OF (I) THE FEES AND ROYALTIES PAID TO COMPANY IN THE [*****] IMMEDIATELY PRECEDING SUCH CLAIM OR (II) THE REVENUE RECEIVED BY COMPANY UNDER THE [*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

SOW IN THE [*****] IMMEDIATELY PRECEDING SUCH CLAIM, AND PROVIDED FURTHER THAT THE FOREGOING LIMITATION OF SUPPLIER’S LIABILITY UNDER SECTION 13 (INDEMNIFICATION) OF THE AGREEMENT FOR THE LICENSED DELIVERABLES SPECIFIED IN THIS SOW SHALL TERMINATE AND HAVE NO FURTHER FORCE OR EFFECT UPON A CHANGE OF CONTROL OF SUPPLIER. IN THE EVENT OF A CHANGE OF CONTROL OF SUPPLIER, APPLE AGREES TO RE-NEGOTIATE IN GOOD FAITH AN AMENDMENT TO THIS SECTION 88.2 THAT IS CONSISTENT WITH TERMS OFFERED TO OTHER APPLE SUPPLIERS THAT ARE SIMILARLY SITUATED FINANCIALLY TO SUPPLIER’S SUCCESSOR-IN-INTEREST. COMPANY’S WILLFUL AND INTENTIONAL FAILURE TO PERFORM ITS OBLIGATIONS IN MATERIAL BREACH OF THE AGREEMENT OR THIS SOW SHALL BE DEEMED TO BE A WILLFUL AND INTENTIONAL FAILURE TO SUPPLY GOODS IN MATERIAL BREACH OF SECTION 2.5(A) OF THE AGREEMENT.

9. Communications

Notices and other correspondence related to this SOW will be sent to:

Business Contacts.

	For Licensee	For Company
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	650-254-2800
Fax	[*****]	650-254-1440
Email	[*****]	[*****]

Legal Contacts.

	For Licensee	For Company
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop, MS 3-I	650 Page Mill Rd
Address	Cupertino, CA 95014	Palo Alto, CA 94304
Phone	[*****]	650-493-9300
Fax	[*****]	650-493-6811
Email	[*****]	[*****]

Technical Contacts.

	For Licensee	For Company
Name	[*****]	[*****]
Title	[*****]	[*****]
Address	1 Infinite Loop	1330 Villa Street
Address	Cupertino, CA 95014	Mountain View, CA 94043
Phone	[*****]	650-254-2800
Fax		650-254-1440
Email	[*****]	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

10. Term and Termination

10.1	Term and Termination.

(a)    This SOW will commence on the Effective Date and will continue until terminated pursuant to this Section 10.1. Either party may terminate this SOW for Cause. Such termination will be effective upon thirty (30) days advance notice if the Cause remains uncured, or, in the event of an incurable Cause such as breach of confidentiality obligations, immediately upon written notice.

(b)    In addition, Licensee may terminate this SOW, (i) upon giving thirty (30) days prior notice to Company, if following a Company Change of Control, Company or its successor or acquirer, as the case may be, materially decreases the level of investment of human and/or financial resources for support and maintenance of the Licensed Deliverables relative to the level of investment that existed before the Change of Control or (ii) a Change of Control of Company to a [*****] of Apple occurs. For the purposes of this SOW, a [*****] shall be considered an entity who designs, markets and/or sells [*****] directly to end users.

10.2 Consequences of Termination.

(a)     Upon termination of this SOW by Licensee pursuant to Sections 10.1(a) or 10.1(b) above:

(i) the licenses granted by Company under Section 2.1 (Licensed Digital IP Block(s)); survives [*****] subject to the continued payment of Royalties with respect to such Licensed Chips, and

(ii) the licenses granted by Company under Section 2.1(c) (Licensed Software) Section 2.3 (Licensed Documentation) survives [*****] without the payment of any additional fees.

(b)     Upon termination of the SOW by Company pursuant to Section 10.1(a):

(i) The license granted by Company pursuant to Section 2.1(a) shall survive for a period of [*****] months after the date of termination (the “Ramp Down Period”); and

(ii) The licenses granted by Company pursuant to Sections 2.1(b), 2.1(c), and 2.2(a) shall survive [*****] with respect to any Licensed Chips produced or in production, including Licensed Chips that have been [*****] prior to the expiration of the Ramp Down Period subject to the continued payment of Royalties with respect to such Licensed Chips.

(c)     Each party shall promptly return to the other party or, at the other party’s request shall destroy, all copies of the other party’s Confidential Information held by it and its third party contractors,

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

provided that Licensee shall be permitted to retain and use such of Company’s Confidential Information and Documentation as is reasonably required by it for the purposes of exercising its license rights surviving under Section 10.2 above.

(d)     Termination of this SOW by either party pursuant to Section 10.1 shall not entitle the other party to any compensation or damages whatsoever, provided that this Section 10.2(d) shall not limit the other party from pursuing any other claims that may arise from any other provision of this SOW or from any other applicable law.

(e)     For the avoidance of doubt, the licenses granted pursuant to this Section 10 shall survive the termination of this SOW and the termination of this Agreement.

10.3    Survival. Provisions in this SOW, which by their nature, should remain in effect beyond termination of the SOW or the Agreement will survive until fulfilled, including Sections 1, 2 (to the extent allowed under Section 10.2), 3, 5, 6 (to the extent Licensee has payment obligations) 7, 8, and 10.

Need to Know Confidential

IN WITNESS WHEREOF, the parties have caused this SOW to be executed by their duly authorized representatives.

Apple Inc.		Audience Inc.

By	/s/ Timothy Butzow	By	/s/ Peter Santos

Name	Timothy Butzow	Name	Peter Santos

Title	GSM	Title	President & CEO

Date	12/19/2008	Date	19 December 2008

Apple	Sales International

By	/s/ Jae Allen

Name	Jae Allen

Title	Director

Date	12 January 2009

Need to Know Confidential

ATTACHMENT 1

Deliverables

Features and functions of the Licensed Deliverables are set forth in the [*****] PRD.

Licensed Deliverables Schedule:

Processor Interface Specification:	[*****]

Audio Characterization Deliverables, 1st Delivery:	[*****]

[*****]

[*****]

[*****]

[*****]

Audio Characterization Deliverables, 2nd Delivery:	[*****]

[*****]

Licensed Digital IP Block, Digital IP Block Deliverables and associated Documentation:	[*****]

Software Deliverables, Distributable Software and associated Documentation:	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

ATTACHMENT 2

Third Party IP

1.	[*****]

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

ATTACHMENT 3

Fees and Royalties

	Payment Amount	Payment Due Date Schedule

[*****] Fees

[*****]	[*****]	[*****] days following Effective date of this SOW
	[*****]	[*****] days following delivery of 1st Delivery of Audio Characterization Tools

	[*****]	[*****] days following delivery of final Licensed Deliverables

License Fees	[*****]	[*****] days after delivery of Processor Interface Specification

	[*****]	[*****] days after delivery of [*****] Deliverables and associated Documentation

	[*****]	[*****] days following delivery of Final Licensed Deliverables

Support and Maintenance Fees

Annual Support and Maintenance Fees (Paid in advance for the following year and each year thereafter at Licensee’s option)	[*****]	[*****] days following delivery of Final [*****] Deliverables

	[*****]	[*****] days following the yearly anniversary of the above delivery date

Royalty Schedule

Effective Date through [*****]	[*****]	Payable per Licensee Product which contains not more than one instance of Licensed Deliverables

[*****] through term of the SOW	[*****]	Payable per Licensee Product which contains not more than one instance of Licensed Deliverables

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Need to Know Confidential

Final Licensed Deliverables include: Audio Characterization Deliverables, Licensed Digital IP Block, Digital IP Block Deliverables, Licensed Software, Software Deliverables, Distributable Software, Processor Interface specification and Documentation.

Need to Know Confidential

ATTACHMENT 4

Support & Maintenance

Response Time Table

For each Priority Level 1 to Level 3 Issue, Company shall use reasonable efforts to provide a correction or workaround for the Error within the time frame shown in the table below unless agreed between the parties. If Company fails to deliver a resolution or workaround for the Level 1-3 issues within the given time frame (provided below), at Licensee’s request, Company will send key engineering personnel to Licensee’s offices to resolve such issues onsite.

Priority	Description	Acknowledgment of problem	Company’s Response Time (commencing upon receipt of all relevant data from Licensee)
Level 1	Critical condition resulting in interruption of basic service or a major functionality of the Licensed Product, (i.e. critical path for [*****]; blocking critical path items; line down, etc.)	Company will acknowledge the problem [*****] of Company’s receipt of the communication from Licensee	Within [*****] Business Days from Licensee’s communication to Company of the Level 1 issue
Level 2	Condition in which basic service is degraded and some functions are either not available or inadequate, (i.e. design error requires correction)	Company will acknowledge the problem within [*****] of Company’s receipt of the communication from Licensee	Within [*****] Business Days from Licensee’s communication to Company of the Level 2 issue
Level 3	Condition in which problems cause customer inconvenience but which do not prevent operation of the Licensed Product or loss of functionality	Company will acknowledge the problem within [*****] Business Days of Company’s receipt of the communication from Licensee	Within [*****] Business Days from Licensee’s communication to Company of the Level 3 issue
Level 4 [*****]	Any other Error requiring correction	Company will acknowledge the problem within [*****] Business Days of Company’s receipt of the communication from Licensee	Level 4 issues will be addressed [*****] after Licensee’s communication to Company of the Level 4 issue.

[*****] Certain portions denoted with an asterisk have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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